Exhibit 24

POWER OF ATTORNEY OF EDS DIRECTOR

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of Electronic Data Systems Corporation, a Delaware corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, an Annual Report for 2007 on Form 10-K, hereby constitutes and appoints Ronald A. Rittenmeyer, Jeffrey M. Heller, Ronald P. Vargo and Storrow M. Gordon his or her true and lawful attorneys-in-fact and agents, with full power to act without the others, to execute such Form 10-K and any and all amendments thereto on behalf of the undersigned in the capacity indicated.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney effective as of February 5, 2008.

                                                                                                /S/ W. ROY DUNBAR

Director

                                                                                                /S/ MARTIN C. FAGA

Director

                                                                                                /S/ S. MALCOLM GILLIS

Director

                                                                                                /S/ RAY J. GROVES

Director

                                                                                                /S/ ELLEN M. HANCOCK

Director

                                                                                                /S/ JEFFREY M. HELLER

Director

                                                                                                /S/ RAY L. HUNT

Director

                                                                                                /S/ EDWARD A. KANGAS

Director

                                                                                                /S/ JAMES K. SIMS

Director

                                                                                                /S/ R. DAVID YOST

Director

                                                                                                /S/ ERNESTO ZEDILLO

Director